UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 23, 2008

                              LAPORTE BANCORP, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                    001-33733                26-1231235
  --------------------------     ---------------------        ---------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

710 Indiana Avenue, LaPorte, Indiana                             46350
-------------------------------------------                      -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (219) 362-7511
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) Amendment to Employment Agreements. On September 23, 2008, the Board of Directors of LaPorte Bancorp, Inc. (the "Company") and The LaPorte Savings Bank (the "Bank"), a wholly-owned subsidiary of the Company, adopted and entered into amendments to employment agreements with Lee A. Brady, the President and Chief Executive Officer of the Bank and the Company and Michele M. Thompson, Executive Vice President and Chief Financial Officer of the Bank and the Company (together, the "Employment Amendments"). The Employment Amendments made a minor change to the definition of Good Reason in order for the employment agreements for each of Mr. Brady and Ms. Thompson to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and the final regulations issued thereunder. The foregoing description of the Employment Amendments is qualified in its entirety by reference to the Employment Amendments that are attached hereto as Exhibit 10.1 and 10.2 of this Current Report, and is incorporated by reference into this Item 5.02.

     Amendment to Supplemental Executive Retirement Agreements. On September 23, 2008, the Bank adopted an amendment to each Supplemental Executive Retirement Agreement (together, the "SERP Amendments") entered into between the Bank and Lee A. Brady, Bruce R. Fisher, Senior Vice President/Mortgage Lending of the Bank and Company and Russell L. Klosinski, Executive Vice President/Chief Credit Officer/Cashier of the Bank and Company. The SERP Amendments were made in order for the each Supplemental Executive Retirement Agreement to comply with Section 409A of Code and the final regulations issued thereunder. The foregoing description of the SERP Amendments is qualified in its entirety by reference to the SERP Amendments attached hereto as Exhibit 10.3, 10.4 and 10.5 of this Current Report, and is incorporated by reference into this Item 5.02.

     Amendment to Deferred Compensation Agreement. On September 23, 2008, the Bank adopted an amendment (the "Amendment") to the Deferred Compensation Agreement ("Agreement") entered into between the Bank and Lee A. Brady. The
Agreement was amended to comply with Section 409A of the Code and the final regulations issued thereunder. The terms of the Agreement, as amended, are materially consistent with the previously disclosed terms of the Agreement. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.6 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell company transactions: None

(d) Exhibits:

    Exhibit Number                Description
    --------------                -----------

    Exhibit 10.1.1 First Amendment to the Employment Agreement for Lee A. Brady

    Exhibit 10.1.2 First Amendment to the Employment Agreement for Michele M. Thompson.

    Exhibit 10.2.1 Third Amendment to the Supplemental Executive Retirement Plan for Lee A. Brady.

    Exhibit 10.2.2 Third Amendment to the Supplemental Executive Retirement Plan for Bruce R. Fisher.

    Exhibit 10.2.3 Third Amendment to the Supplemental Executive Retirement Plan for Russell L. Klosinski.

    Exhibit 10.3                  First Amendment to the Deferred Compensation
                                  Agreement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LAPORTE BANCORP, INC.


DATE September 23, 2008                By: /s/ Lee A. Brady
                                           -------------------------------------
                                           Lee A. Brady
                                           President and Chief Executive Officer